UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 18, 2006
En Pointe Technologies, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-28052	75-2467002
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 N. Sepulveda Blvd., 19th Floor, El Segundo, California	90245

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 725-5200
Not Applicable

Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Amendment No. 1 amends Items 2.01 and 9.01 of the Form 8-K Current Report filed by En Pointe Technologies, Inc. (“En Pointe”) on January 24, 2006, in which En Pointe reported that its wholly owned subsidiary, En Pointe Technologies Sales, Inc. (“Sales) had completed the acquisition of certain assets and assumed certain liabilities of Software Medium, Inc. and Veridyn, LLC,(collectively, the “Sellers”) pursuant to an Asset Purchase Agreement dated January 18, 2006.

Item 2.01 Completion of Acquisition or Disposition of Assets
Item 9.01 Financial Statements and Exhibits
SIGNATURES
Exhibit Index
Exhibit 99.2
Exhibit 99.3

Item 2.01 Completion of Acquisition or Disposition of Assets.
En Pointe previously reported that two of Sellers’ officers entered into employment agreements with Sales, and one of such officers was guaranteed a $250,000 bonus that will be payable over two years, subject to continued employment. In addition to the one Sellers’ officer’s $250,000 bonus referred to above, the other Sellers’ officer’s employment agreement contains a performance-based bonus provision that is based on the percentage of Earnings before Interest, Taxes, Depreciation and Amortization (“EBITDA”) on sales of security services. The bonus is payable over three years on a quarterly basis, subject to continued employment, and approximates 25% of such EBITDA per year, subject to a maximum annual aggregate bonus payment of $400,000.
Item 9.01 Financial Statements and Exhibits.
(a) Financial statements of business acquired.
The audited financial statements of Software Medium, Inc. and Veridyn, Inc. required by this item for each of the two years in the period ended December 31, 2005 are being filed as Exhibit 99.2 to this report, and are incorporated herein by reference. Veridyn, Inc., which was acquired by Software Medium, Inc at the end of September 2005, is consolidated with Software Medium, Inc. for the quarter ended December 31, 2005. The audited financial statements of Veridyn, Inc. therefore are for the nine months ended September 30, 2005 and for the year ended December 31, 2004. The audited financial statements of Software Medium, Inc. are for each of the two years ended December 31, 2005.
(b) Pro forma financial information
The unaudited pro forma combined consolidated financial statements of En Pointe Technologies, Inc. as of and for the three months ended December 31, 2005 and for the year ended September 30, 2005, giving effect to the acquisitions of Software Medium, Inc. and Veridyne, LLC in accordance with Article 11 of Regulation S-X, are being filed as Exhibit 99.3 to this report, and are incorporated herein by reference.

(c) Exhibit No.	Description
99.1*	Press release dated January 18, 2006.

99.2	Audited financial statements of Software Medium, Inc. for each of the two years in the period ended December 31, 2005 and audited financial statements for Veridyn, Inc. for the nine months ended September 30, 2005 and the year ended December 31, 2004.

99.3	Unaudited pro forma combined consolidated financial statements of En Pointe Technologies, Inc. as of and for the three months ended December 31, 2005 and for the year ended September 30, 2005, giving effect to the acquisitions of Software Medium, Inc. and Veridyne, LLC in accordance with Article 11 of Regulation S-X.

*          Previously filed.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

En Pointe Technologies, Inc.

April 5, 2006	By:	/s/ Javed Latif

Name: Javed Latif
Title: CFO

Exhibit Index

Exhibit No.	Description
99.1*	Press Release, dated January 18, 2006

99.2	Audited financial statements of Software Medium, Inc. for each of the two years in the period ended December 31, 2005 and audited financial statements for Veridyn, Inc. for the nine months ended September 30, 2005 and the year ended December 31, 2004.

99.3	Unaudited pro forma combined consolidated financial statements of En Pointe Technologies, Inc. as of and for the three months ended December 31, 2005 and for the year ended September 30, 2005, giving effect to the acquisitions of Software Medium, Inc. and Veridyn, LLC in accordance with Article 11 of Regulation S-X.

*           Previously filed.